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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2006

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                 000-11071               84-0685613
 (State or other jurisdiction   (Commission File         (I.R.S. Employer
      of incorporation)              Number)           Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

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Item 7.01. Regulation FD Disclosure.

           On August 17, 2006, Image Entertainment, Inc. issued a press release announcing that it held a conference call on August 16, 2006, to discuss the Company's recent agreement with Relativity Media, LLC. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

           A recording of the call will be available until August 23, 2006. To access the recording, dial (888) 203-1112 and enter the confirmation code of 8844006. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

           Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


Item 9.01. Financial Statements and Exhibits.

     (a)     Exhibits.


         Exhibit Number                    Exhibit Description
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            99.1                 Press Release dated August 17, 2006



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMAGE ENTERTAINMENT, INC.


Dated:  August 17, 2006                      By: /s/ DENNIS HOHN CHO
                                                 -------------------------------
                                                 Name:   Dennis Hohn Cho
                                                 Title:  Corporate Secretary